                               USCS INTERNATIONAL, INC.

                                     Common Stock
                                  ($____ Par Value)

                 SELLING STOCKHOLDER'S IRREVOCABLE POWER OF ATTORNEY


[NAME]
[NAME]
[NAME]
c/o Graham & James LLP
400 Capitol Mall
24th Floor
Sacramento, California  95814


Attorneys-in-Fact:

    The undersigned (hereinafter sometimes referred to as the "Selling Stockholder"), together with USCS International, Inc. (the "Company") and certain other holders of the Company's Common Stock, $____ par value (the "Common Stock") (such holders and the undersigned being hereinafter sometimes collectively referred to as the "Selling Stockholders"), propose to enter into a purchase agreement (the "Purchase Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Montgomery Securities, as representatives (the "Representatives") of a group of underwriters to be named in the Purchase Agreement (the "Underwriters"). All terms not otherwise defined herein shall have the same meaning as in the Purchase Agreement. The proposed form of the Purchase Agreement provides that the Selling Stockholders will sell certain shares of Common Stock of the Company to the Underwriters pursuant to the Purchase Agreement. The undersigned hereby irrevocably constitutes and appoints ________________, _________________ and __________________ each with full power and authority to act alone, including full power of substitution, the true and lawful attorneys-in-fact (the "Attorneys") of the undersigned with full power in the name of, for and on behalf of the undersigned with respect to all matters arising in connection with the sale of Common Stock by the undersigned including, but not limited to, the power and authority to take any and all of the following actions:

    (1) To sell and deliver to the several Underwriters up to the number of shares of Common Stock determined in accordance with the Purchase Agreement and set forth in Instruction 4 of the Instructions for Selling Stockholder's Documents delivered with this Power of Attorney (such shares together with the total number of shares of all Selling Stockholders, as set forth on Schedule B to the Purchase Agreement, are hereinafter referred to as the "Securities"), such Securities to be represented by certificates enclosed herewith and deposited by the undersigned pursuant to a Custody and Escrow Agreement (the "Custody


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Agreement"), in the form attached hereto, between the undersigned and [NAME OF
BANK] as Custodian (the "Custodian"), at a price to the public which shall be the same price at which the Company and all Selling Stockholders sell Common Stock to the Underwriters and on such other terms as are determined by any one of the Attorneys and are set forth in the Purchase Agreement.

    (2) For the purpose of effecting such sale, to enter into, execute, deliver and perform the Purchase Agreement with the Underwriters substantially in the form enclosed herewith, and in conjunction with the Representatives to determine the public offering price and the price to be paid by the Underwriters for the Securities and the other terms of sale in accordance with the Purchase Agreement (including the provisions for exercise of the Underwriters' over allotment options) and paragraph 1 above, with full power to make such changes, additions, insertions, and amendments to the Purchase Agreement as any one of the Attorneys in his sole discretion may deem advisable.

    (3) To give such orders and instructions to the Custodian as any one of the Attorneys may determine with respect to (i) the transfer on the books of the Company of the shares of Common Stock to be sold by the undersigned to the Underwriters in order to effect such sale (including the names in which new certificates for such shares are to be issued and the denominations thereof),
(ii) the delivery to or for the account of the Underwriters of the certificates for the Securities against receipt by the Custodian or its agent of the purchase price to be paid therefor, (iii) the payment out of the proceeds (net of underwriting discounts) from the sale of the shares by the undersigned to the Underwriters, of any expense incurred in accordance with paragraph (5) which is not payable by the Company, and (iv) the return to the undersigned of new certificates representing the number of shares of Common Stock, if any, represented by certificates deposited with the Custodian which are in excess of the number of shares sold by the undersigned to the Underwriters.

    (4) On behalf of the undersigned, to make the representations and warranties and enter into the agreements contained in the Purchase Agreement (including, without limitation, the restriction on sales of shares of Common Stock by the undersigned and the indemnification and contribution agreements contained therein);

    (5) To incur any necessary or appropriate expense in connection with the sale of the Securities;

    (6) To approve on behalf of the undersigned any amendments to the Registration Statement or the Prospectus and, if applicable, to advise the Securities and Exchange Commission (the "Commission") on the undersigned's behalf that such person is aware (i) that the Commission's staff has made summary, cursory or no review of the Registration Statement, as applicable; and


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(ii) that such review or lack thereof may not be relied upon in any degree to indicate that the Registration Statement is true, complete or accurate;

    (7) To retain legal counsel to represent the Selling Stockholder in connection with any and all matters referred to herein (which counsel shall be Graham & James LLP, counsel for the Company);

    (8) To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, requests for the acceleration of the effectiveness of the Registration Statement and other communications to the Commission, and amendments to the Custody Agreement, the Purchase Agreement, and any related documents, and in general to do all things and to take all actions which the Attorneys, or any one of them, in their or his sole discretion, may consider necessary or proper in connection with or to carry out the aforesaid sale of shares and the public offering thereof, as fully as could the undersigned if personally present and acting;

    (9) To make, acknowledge, verify and file on behalf of the undersigned applications, consents to services of process and such other undertakings or reports as may be required by law with the state commissioners or officers administering state securities laws;

    (10) If necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the shares of Common Stock to be sold by the undersigned, or a stock power and powers attached to such certificate or certificates;

    (11) To reduce to an amount less than that set forth in the Instructions hereto the number of shares to be sold by the undersigned pursuant to the Purchase Agreement, such reduction to be made as the Attorneys, or any one of them, in their or his sole discretion, shall deem necessary in view of market conditions or for any other reason;

    (12) To accept and acknowledge receipt of any and all documents delivered or deliverable to the undersigned as a Selling Stockholder, and any and all checks, drafts, notes or funds payable to the undersigned as a result of the sale of the Securities pursuant to the Purchase Agreement; and

    (13) To sign such other underwriting documents and agreements as necessary to consummate this transaction.


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    Each of the Attorneys is hereby empowered to determine in his or her sole discretion the time or times when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by him pursuant hereto. The undersigned acknowledges that ________________, __________________ and _______________ are [OFFICERS/DIRECTORS] of the Company.

    The undersigned gives the Attorneys, or any one of them, full and absolute power to enter into the Purchase Agreement on behalf of the undersigned.

    The undersigned agrees, if so requested in writing by the Attorneys, to provide personally or through the Attorneys a certificate, addressed to Graham & James LLP, 400 Capitol Mall, 24th Floor, Sacramento, California 95814 to the effect that the representations of the undersigned set forth in the Purchase Agreement and the Custody Agreement are true and correct and setting forth such other matters as to which Graham & James LLP are entitled to rely in rendering their opinion pursuant to the Purchase Agreement.

    Upon the execution and delivery of the Purchase Agreement by any one of the Attorneys on behalf of the Selling Stockholder, the undersigned agrees to be bound by and to perform each and every covenant and agreement therein of the undersigned as a Selling Stockholder (including, without limitation, the indemnification and contribution agreements set forth in the Purchase Agreement).

    This Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the several Underwriters, the Company and the other Selling Stockholders who may become parties to the Purchase Agreement, and for the purposes of completing the transactions contemplated by the Purchase Agreement and this Power of Attorney.

    This Power of Attorney is an agency coupled with an interest and all authority conferred hereby SHALL, UPON EXECUTION OF THE PURCHASE AGREEMENT, BE IRREVOCABLE, and thereafter shall not be terminated by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of them) or by the occurrence of any other event or events (including, without limiting the foregoing, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership). If, after the execution of the Purchase Agreement, the undersigned (or either or any of them) should die or become incapacitated, or if any trust or estate should be terminated, or if any other such event or events shall occur, before the completion of the transactions contemplated by the Purchase Agreement and this Power of Attorney, certificates


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representing the shares to be sold by the undersigned under the Purchase
Agreement shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Purchase Agreement and of the Custody Agreement executed by the undersigned, and actions taken by the Attorneys, or any one of them, hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event or events had not occurred, regardless of whether or not the Custodian, Attorneys, or any one of them, shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event. Prior to the execution of the Purchase Agreement, this Power of Attorney may be revoked by the undersigned only in a writing executed by the undersigned and actually, not constructively, delivered to BOTH OF THE ATTORNEYS.

    Notwithstanding any of the foregoing provisions, if all of the transactions contemplated by the Purchase Agreement and this Power of Attorney are not completed prior to ________, 1996, (or, if prior to ________, 1996, the Company shall terminate the offering of the Securities and withdraw the Registration Statement from registration with the Commission), then from and after such date, the undersigned shall have the power, upon written notice to the Attorneys, to terminate this Power of Attorney subject, however, to all lawful action done or performed pursuant hereto prior to the receipt of actual notice. The provisions below shall survive any such termination.

    The undersigned hereby represents, warrants and agrees with, and for the benefit of, the Company, the Attorneys, the other Selling Stockholders, and the Custodian, acting solely in such capacity, that:

         (i) The undersigned has reviewed the form of Purchase Agreement attached hereto and understands the obligations and agreements of the undersigned set forth therein. All representations, warranties and agreements of the Selling Stockholders in the Purchase Agreement are, and will be at the Closing Time and, if any Selling Stockholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, as determined in accordance with the Purchase Agreement, true and correct and will, to the extent provided in the Purchase Agreement, survive the termination of the Purchase Agreement and the delivery of and payment for the Securities and all such representations, warranties and agreements of the Selling Stockholders in the Purchase Agreement are incorporated herein by reference.

         (ii) The undersigned has placed in custody, under the Custody Agreement duly executed and delivered by the undersigned to ___________________ as Custodian for delivery under the Purchase Agreement, certificates in negotiable form representing the Securities to be sold by the undersigned thereunder. The undersigned agrees that the Securities represented by the certificates so held in custody for the undersigned are subject to the interest of the Underwriters, that the arrangements made by the undersigned for custody are to that extent irrevocable, and that the obligations of the undersigned under the Purchase Agreement shall not be terminated by any act of the undersigned, by operation of law, by the death or incapacity of the undersigned, or the occurrence of any other event;

         (iii) This Power of Attorney has been duly and irrevocably executed and delivered by the undersigned and constitutes the valid and legally binding obligations of the undersigned;

         (iv) The undersigned has carefully reviewed the Registration Statement and the Prospectus, in particular, the section entitled "Principal and Selling Stockholders," forming part of the Registration Statement and will carefully review each amendment thereto upon receipt thereof from the Company and will immediately advise the Attorneys in writing if any information furnished by or on behalf of such Selling Stockholder for use in the Registration Statement and Prospectus (i) is not, or at the Closing Time will not be, true, correct, and complete, and (ii) contains, or at the Closing Time will contain, any untrue statement of a material fact, or omits, or at the Closing Time will omit to state, any material fact required to be stated therein or necessary in order to make the statements therein not misleading;

         (v) To the best knowledge of the undersigned, the representations and warranties of the Company contained in the Purchase Agreement are true and correct; the undersigned has reviewed and is familiar with the Registration Statement as originally filed with the Commission and the Preliminary Prospectus contained therein, and to the best of the undersigned's knowledge, there is no material fact, condition or information not disclosed in such Preliminary Prospectus which has adversely affected or could adversely affect the condition, financial or otherwise, or the earnings, affairs, or business prospects of the Company and its subsidiaries considered as one enterprise; to the best knowledge of the undersigned, such Preliminary Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and the undersigned is not prompted to sell the Securities to be sold by the undersigned hereunder by any information concerning the Company which is not set forth in the Prospectus.

         (vi) The undersigned has duly authorized, executed, and delivered this Power of Attorney and the Custody Agreement to the Custodian and the Attorneys with the intent that they shall become the valid and binding agreements of the undersigned; each Attorney is authorized to execute and deliver the Purchase Agreement on behalf of the undersigned, to determine the purchase


                                          6

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price to be paid by the Underwriters to the undersigned, as provided in the
Purchase Agreement, to authorize the delivery of the Securities to be sold by the undersigned, to accept payment therefor, and otherwise act on behalf of the undersigned in order to effect the sale of the Securities pursuant to the Purchase Agreement and to effect the public offering of the Securities;

         (vii) The undersigned acknowledges that the undersigned will pay or cause to be paid all costs and expenses incident to the performance of the undersigned's obligations under the Purchase Agreement which are not specifically provided for there, including (i) any fees and expenses of counsel for the undersigned, (ii) the undersigned's pro rata share of the fees and expenses of the Attorneys and the Custodian, and (iii) all expenses and taxes incident to the sale and delivery of the Securities;

         (viii) Until payment in full for the Securities has been received by the Attorneys from the Underwriters or the Purchase Agreement or this Power of Attorney has been terminated, the undersigned agrees and acknowledges that the undersigned will not have the right or power to give, sell, pledge, hypothecate, grant liens on, deal with, or contract with respect to the Securities or any interest therein;

         (ix)   The undersigned will carefully review the Registration
Statement and the Preliminary Prospectus (the "Preliminary Prospectus") included therein and will carefully review each amendment thereto upon receipt thereof from the Company and will promptly advise the Attorneys in writing if:

                   (a) The name and address of the undersigned (if required to be disclosed) is not properly set forth in the Preliminary Prospectus and the Prospectus (the "Prospectus") contained in the Registration Statement;

                   (b) In addition to the matters set forth in the Preliminary Prospectus, (A) either the undersigned or any of his or her associates* has an interest adverse to the Company or any of its subsidiaries* in any pending legal proceeding, (B) either the undersigned or any of his or her associates is a party to any contract, arrangement or understanding with the Company or any of its subsidiaries, except a contract which has been disclosed and the material terms of which have been fully and accurately described in the Preliminary Prospectus, (C) the undersigned has any information pertaining to underwriting compensation and arrangements or any dealings between any "underwriter or related person"*, "member"* of the National Association of Securities Dealers, Inc. ("NASD") or a "person associated with a member"* and the Company or any parent, subsidiary or controlling stockholder thereof since the beginning of the Company's last fiscal year, other than information relating to the proposed Purchase Agreement and Agreement Among Underwriters, or (D) the undersigned is a member of the NASD, a


                                          7

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person associated with a member, or an underwriter or related person with respect to the proposed offering;

                   (c) The undersigned knows of or becomes aware of any reason due to which he or she cannot represent that all information furnished to the Company by or on behalf of the undersigned for use in connection with the Registration Statement or the Prospectus or any Preliminary Prospectus or amendment thereto is true and complete; except that these representations and warranties shall not apply to any untrue statement or omission or alleged untrue statement or omission based upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the 430A Information and the Rule 434 Information, if applicable, or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto);

                   (d) The undersigned knows of any material information with regard to the current or prospective operations of the Company or any of its subsidiaries which is not disclosed in the Preliminary Prospectus; or

                   (e) In addition to arrangements described in the Preliminary Prospectus, the undersigned knows of or discovers any arrangements made or to be made by any person, or of any transaction already effected, (A) to limit or restrict the sale of shares of the Company's Common Stock during the period of the public distribution, (B) to stabilize the market for the Common Stock of the Company, or (C) to withhold commissions, or otherwise to hold the Underwriters or anyone else responsible for the distribution of the undersigned's participation;

         (x) With respect to the Registration Statement in the form in which it becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, and the Prospectus in the form first filed with the Commission under its Rule 424(b) and when any supplement thereto is filed with the Commission, such parts of the Registration Statement and Prospectus and any supplements or amendments thereto as relate to the undersigned and are based on information furnished to the Company by the undersigned expressly for use in connection therewith will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

- ------------------------------

* See EXHIBIT A to the Instructions for Selling Stockholder's Documents for certain definitions.


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         (xi)   The undersigned will promptly notify the Company in writing of any material information with regard to the current or prospective operations of the Company of which the undersigned learns after the date hereof and which is not disclosed in the Registration Statement or the most recent amendment thereto received by the undersigned;

         (xii) Except as indicated in Instruction 13 to Instructions for Selling Stockholder's Documents, neither the undersigned, nor to the best of his or her knowledge, any associate of his or hers, is affiliated with any firm directly or indirectly engaged in the securities business as a broker or dealer or underwriter, as an employee acting in any capacity including that of an officer or registered representative, as a director or partner, or as an equity investor or debt investor, other than debt arising as a result of trading activities. (One need not include or disclose investments in publicly held corporations which in turn have investments in firms in the securities business if one's investment in the publicly-held corporation is of the same class of security as is publicly-held, and does not exceed 5% of such class.);

         (xiii) The undersigned has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Common Stock other than a Preliminary Prospectus and the Prospectus or other material permitted by the Securities Act of 1933, as amended (the "Act");

         (xiv) The undersigned will furnish to the Representatives a properly completed and executed United States Treasury Department Form W-9 (or, if applicable, Form W-8);

         (xv) The undersigned will notify the Company in writing immediately of any changes in the foregoing information which should be made as a result of developments occurring after the date hereof and prior to the Closing Date under the Purchase Agreement. The Attorneys may consider that there has not been any such development unless advised to the contrary; and

         (xvi) The undersigned has read the Purchase Agreement and understands that as a Selling Stockholder he or she agrees to indemnify and hold harmless the Company and each Underwriter to the extent provided therein.

    The Attorneys, and any one of them, shall be entitled to act and rely upon any representation, warranty, agreement, statement, request, notice or instructions respecting this Power of Attorney given by the undersigned, not only as to the authorization, validity, and effectiveness thereof, but also as to the truth and acceptability of any information therein contained; PROVIDED, HOWEVER, that any statement or notice to the Attorneys with respect to the date of delivery under the Purchase Agreement or with respect to the non-effectiveness or termination of the


                                          9

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Purchase Agreement, or advice that the Purchase Agreement has not been executed and delivered, shall have been confirmed in writing to the Attorneys by the Representatives. In acting hereunder, the Attorneys may also rely on the representations, warranties and agreements of the undersigned made in the Purchase Agreement executed by the Attorneys on behalf of the undersigned and in the Custody Agreement executed by the undersigned.

    The foregoing representations, warranties and agreements, as well as those contained in the Custody Agreement and those contained in the Purchase Agreement, are made for the benefit of, and may be relied upon by, the other Selling Stockholders, the Attorneys, the Company, the Representatives, the Underwriters, Graham & James as counsel to the Company and for the Selling Stockholders, and the Custodian.

    It is understood that the Attorneys assume no responsibility or liability to any person other than to deal with the Common Stock certificate(s) deposited with the Custodian pursuant to the Custody Agreement and the proceeds from the sale of shares of Common Stock represented thereby in accordance with the provisions hereof. The Attorneys (in such a capacity) make no representations with respect to and shall have no responsibility for the Registration Statement or the Prospectus nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys' own gross negligence or bad faith. The undersigned agrees to indemnify the Attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any one of them, arising out of or in connection with the acting as Attorneys under this Power of Attorney, as well as the cost and expense of defending against any claim of liability hereunder, and not due to the Attorneys' own gross negligence or bad faith. The undersigned agrees that the Attorneys may consult with counsel of their choice (which may, but need not be, counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken or suffered by the Attorneys, or any one of them hereunder, in good faith and in accordance with the opinion of such counsel.

    The undersigned acknowledges that the Attorneys are officers of the Company and agrees that the Attorneys shall serve as the undersigned's agent with respect to the matters covered herein.

    It is understood that the Attorneys shall serve entirely without compensation.


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    This Power of Attorney shall be governed by the laws of the State of
California.

    Witness the due execution of the foregoing Power of Attorney as of this ____ day of _______, 1996.

Print Name and Address:           Very truly yours,

- -------------------------         ----------------------------------*
                                  Signature
- -------------------------
                                   -----------------------------------
- -------------------------         Title, if applicable


                                  Signature guaranteed by:

                                  -----------------------------------

                                  By:
                                       -------------------------------

                                  (Note: the signature MUST be guaranteed by a bank or trust company having an office or a correspondent in Sacramento, New York City or San Francisco or a broker which is a member of the New York, American or Pacific Stock Exchanges)


                                  -----------------------------------
                                  Signature (sign again here before the Notary
                                  Public and attach appropriate notarization
                                  documents)
                                             -------------------------

- ------------------------------

* To be signed in EXACTLY the same manner as the shares are registered. Please call ___________ at (___) ___-____ if you do not know the exact name which appears on your certificate.


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